Exhibit 99.1
News

For Immediate Release

Memorial Resource Development Corp. Announces Pricing of

Secondary Public Offering of Common Stock

HOUSTON, November 12, 2014 – Memorial Resource Development Corp. (Nasdaq: MRD) announced today the pricing of an underwritten public offering by certain selling stockholders of 30,000,000 shares of common stock at $23.00 per share. The selling stockholders have granted the underwriters a 30-day option to purchase up to an additional 4,500,000 shares of common stock. The offering is expected to close on November 18, 2014, subject to customary closing conditions. MRD will not sell any shares of common stock in the offering and will not receive any proceeds therefrom.

Citigroup and Barclays are acting as joint book-running managers for the offering. BofA Merrill Lynch, BMO Capital Markets, Goldman, Sachs & Co., J.P. Morgan, Raymond James, RBC Capital Markets and Wells Fargo Securities are also acting as book-running managers for the offering. The offering of these securities will be made only by means of a prospectus, copies of which may be obtained from:

Citigroup c/o Broadridge Financial Solutions 1155 Long Island Avenue Edgewood, NY 11717 (800) 831-9146 prospectus@citi.com	Barclays c/o Broadridge Financial Solutions 1155 Long Island Avenue Edgewood, NY 11717 (888) 603-5847 barclaysprospectus@broadridge.com

A registration statement relating to these securities has been filed with, and declared effective by, the U.S. Securities and Exchange Commission (“SEC”). The registration statement may be obtained free of charge at the SEC’s website at www.sec.gov under the registrant’s name, “Memorial Resource Development Corp.” This press release shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state or jurisdiction.

About Memorial Resource Development Corp.

Memorial Resource Development Corp. is an independent natural gas and oil company engaged in the acquisition, exploration and development of natural gas and oil properties primarily in North Louisiana and East Texas.

Cautionary Statement Concerning Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements can be identified by words such as “anticipates,” “intends,” “will,” “plans,” “seeks,” “believes,” “estimates,” “expects” and similar references to future periods. Such forward-looking statements are subject to a number of risks and uncertainties, many of which are beyond MRD’s control. All statements, other than historical facts included in this press release, that address activities, events or developments that MRD expects or anticipates will or may occur in the future, including such things as MRD’s future capital expenditures (including the amount and nature thereof), business strategy and measures to implement strategy, competitive strengths, goals, expansion and growth of MRD’s business and operations, plans, market conditions, references to future success, references to intentions as to future matters and other such matters are forward-looking statements. All forward-looking statements speak only as of the date of this press release. Although MRD believes that the plans, intentions and expectations reflected in or suggested by the forward-looking statements are reasonable, there is no assurance that these plans, intentions or expectations will be achieved. Therefore, actual outcomes and results could materially differ from what is expressed, implied or forecast in such statements.

MRD cautions you that these forward-looking statements are subject to risks and uncertainties, most of which are difficult to predict and many of which are beyond MRD’s control, incident to the exploration for and development, production, gathering and sale of natural gas and oil. These risks include, but are not limited to: commodity price volatility; inflation; lack of availability of drilling and production equipment and services; environmental risks; drilling and other operating risks; regulatory changes; the uncertainty inherent in estimating natural gas and oil reserves and in projecting future rates of production, cash flow and access to capital; and the timing of development expenditures. Information concerning these and other factors can be found in MRD’s filings with the SEC, including its Forms 10-K, 10-Q and 8-K. Consequently, all of the forward-looking statements made in this press release are qualified by these cautionary statements and there can be no assurances that the actual results or developments anticipated by MRD will be realized, or even if realized, that they will have the expected consequences to or effects on MRD, its business or operations. MRD has no intention, and disclaims any obligation, to update or revise any forward-looking statements, whether as a result of new information, future results or otherwise.

Contact:

Memorial Resource Development Corp.

Hays Mabry – Manager, Investor Relations

(713) 588-8339

ir@memorialrd.com